UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99
Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2011 – October 31, 2012
Item 1: Reports to Shareholders

Annual Report | October 31, 2012

Vanguard International Value Fund

> For the 12 months ended October 31, 2012, Vanguard International Value Fund returned 6.00%, exceeding the return of its benchmark index and the average return of peer funds.

> International stocks lagged the U.S. market as Eurozone debt worries discouraged investors, while the rising value of the U.S. dollar further crimped returns for those in the States.

> The advisors’ European selections were the prime contributor to the fund’s outperformance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Trustees Approve Advisory Agreement.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard International Value Fund	6.00%
MSCI All Country World Index ex USA	3.98
International Funds Average	5.88
International Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$28.98	$29.78	$0.842	$0.000

Chairman’s Letter

Dear Shareholder,

International stocks navigated through some adversity to deliver modest returns for the 12 months ended October 31, 2012. Europe’s debt drama and the slowing global economy dominated the spotlight, causing investors to swing from optimism to pessimism and back again.

Vanguard International Value Fund finished its fiscal year with a return of 6.00%. The fund outpaced its benchmark index, the MSCI All Country World Index ex USA, and also beat the average return of its peers. The fund advisors’ European holdings were the best performers, while selections in the Pacific region lagged the benchmark.

Among industries around the globe, financial and health care stocks did the best for the fund. Currency effects worked against it, however, as the U.S. dollar’s strength against most major currencies, notably the euro and the Japanese yen, detracted from results for U.S.-based investors during the period.

Please note that in August, the fund’s trustees restructured its advisory arrangement. ARGA Investment Management, LP, now manages the portion of the fund formerly overseen by AllianceBernstein. The two professionals managing ARGA’s portfolio—A. Rama Krishna, the firm’s founder and chief investment officer, and Steven Morrow, its director of research—have each worked for about two decades in investment management. Their approach to finding undervalued stocks complements the strategies employed by the fund’s other advisors.

Also, as I mentioned in your fund’s semiannual report, the fund’s redemption fee was eliminated effective May 23. The board of trustees determined that the fee, one of several measures in place to discourage frequent trading, was no longer needed.

U.S. stocks led the advance for global equity markets

U.S. stocks returned about 14% for the 12 months through October, far exceeding the aggregate return of their international counterparts. Stocks in Europe and Asia posted gains, but these were relatively small by comparison.

The advances came amid efforts by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead

The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning 9%.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.41%	1.37%

The fund expense ratio shown is from the prospectus dated October 12, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the fund’s expense ratio was 0.40%. The peer-group expense ratio is derived from data provided by
Lipper Inc. and captures information through year-end 2011.

Peer group: International Funds.

U.K. and German holdings were among the best performers

European stocks continued to make up about half of International Value’s assets during the fiscal year, and the advisors’ European selections, particularly those in the United Kingdom and Germany, were the best performers, helping the fund to outdistance its performance benchmark. Holdings in the United Kingdom—the country with the largest presence in the fund by far—rose about 11%, powered by returns from financial and consumer discretionary issues. As often happens in stock investing, these two sectors rebounded from double-digit losses in the previous fiscal year.

In its German portfolio, the fund’s return approached 20%, easily outperforming the German stock market. Here the advisors’ selections in information technology and health care did especially well. On the other hand, a notable blow to the fund’s European results came from its position in Nokia, the struggling Finnish mobile phone maker. Nokia’s stock lost more than half of its value and was the single biggest drag on fund performance. The fund’s advisors largely steered clear of troubled Greece.

International Value’s positions in emerging markets also outperformed those markets in the benchmark, but by a much smaller margin. Holdings in South Korea, South Africa, and Thailand did best. The fund’s relative performance was hurt by the

Total Returns
Ten Years Ended October 31, 2012
Average
Annual Return
International Value Fund	8.79%
Spliced International Index	7.55
International Funds Average	7.34
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

advisors’ selections in Russia and Brazil, where markets declined, and the fund’s holdings did even worse.

In developed Asian markets, the fund’s holdings hurt its performance. Those in Japan proved to be a particular drag, retreating about –11%. The advisors’ selections in Japan’s struggling consumer discretionary, IT, and industrial sectors were among the bigger losers in the fund over the year.

In terms of industry groups across markets, financial stocks remained the largest sector in the fund, favored by the advisors because they currently trade at a relatively significant discount to book value, a typical value characteristic. These stocks rebounded nicely from their losses of a year earlier. Central-bank actions appeared to brighten the prospects that the large corporate banks could cope with their stressed sovereign-debt holdings and hobbled balance sheets. The advisors’ selections in this sector easily outperformed the financial stocks in the benchmark index.

Health care companies posted the highest returns (+19%) among all ten sectors in the fund, and the advisors’ selections outperformed the overall industry, as represented in the index, by a couple of percentage points.

The sector that detracted most from International Value’s return was consumer discretionary, with particularly poor results from the consumer electronics and homebuilding subsectors.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

Over the long term, the fund has done well

For the ten years ended October 31, Vanguard International Value Fund returned an average of 8.79% per year, more than 1 percentage point better than both the average return of its peer group and the gain of its benchmark index. In light of the past decade’s challenges, which include the worst global financial downturn since the Great Depression and a prolonged crisis surrounding the world’s largest currency bloc, the fund’s performance has been gratifying. In fact, the fund has outperformed its benchmark index in eight of the last ten fiscal years.

Of course, those years have included periods when staying the course required some resolve to look beyond the worrisome headlines. Perhaps we can draw two important lessons from the past decade. First, the fund’s talented advisors can deliver market-beating returns, especially because they aren’t burdened by high expense ratios. The second lesson is more generally about the benefits of sticking with a long-term investment.

You need to balance your willingness to take risk with your need to earn rewards. We believe the best way to manage this trade-off is through combining higher-risk assets such as stocks with lower-risk assets such as bonds and cash in an allocation that remains relatively steady over time. Once the balance is struck, however, be prepared to sit tight through the occasional—and inevitable—periods of turbulence in higher-risk assets. These alarming setbacks are the price we pay for the potential for longer-term reward.

Broad diversification’s benefits hold true across the globe

As I noted earlier, and as you’ve seen in the headlines, Europe faces profound financial challenges. We’ve received questions during the year from clients concerned about both the outlook for the region and the wisdom of investing in Europe at all. Why not focus investments in countries with the fastest-growing economies?

That strategy has intuitive appeal, but our research suggests that a better approach is to hold a broadly diversified portfolio of international stocks, including European equities, which account for about a quarter of global market capitalization. We’ve found that concentrated international investments can lead to higher volatility in a portfolio, often without producing higher returns.

Another insight from Vanguard experts: Surprising as it may seem, there’s been little connection historically between the rate of a country’s economic growth and its stock returns. For example, the returns for U.S. stocks and British stocks were nearly identical from 1900 to 2009, even as U.S. economic growth eclipsed that of Great Britain. (You can read this research in

Investing in Emerging Markets: Evaluating the Allure of Rapid Economic Growth, available at vanguard.com/research.)

Of course, no one can say for sure what the future returns for a particular country’s stocks will be. That’s one of the reasons why we consistently embrace broad diversification, which is a time-tested way to help manage the risks of investing both at home and abroad. Vanguard International Value Fund, which provides diversified, low-cost exposure to international stocks, can play a useful role in such a balanced approach.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2012

Advisors’ Report

For the 12 months ended October 31, 2012, Vanguard International Value Fund returned 6.00%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 15, 2012.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	30	1,946	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	27	1,777	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	23	1,458	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its value-oriented process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Hansberger Global Investors, Inc.	18	1,158	The advisor employs traditional, bottom-up
			fundamental analysis to identify undervalued
			investment opportunities. A team of analysts operating
			around the world evaluates companies from both
			economic and geographic perspectives.
Cash Investments	2	126	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

Lazard Asset Management LLC

Portfolio Managers:
Michael G. Fry, Managing Director

Michael A. Bennett, CPA,
Managing Director

The 12-month period ended October 31, 2012, was eventful and volatile, but it concluded with a significant increase for international equity markets. A number of macroeconomic events moved markets during the fiscal year.

In the final months of 2011, slowing global economic growth and sovereign-debt problems in Europe were major concerns. The mid-December announcement of a European Central Bank plan to provide liquidity to banks heartened markets, as it signaled the ECB’s readiness to backstop the banking system. The ECB went on to provide more than a trillion dollars’ worth of three-year financing at 1% interest rates This program substantially eased financing issues for banks and, to some extent, for the Spanish and Italian governments during the initial months of calendar 2012.

Investor sentiment improved when the European Union summit called in June for the establishment of a single banking supervisor as well as for allowing the European Stability Mechanism (ESM) to directly inject capital into troubled banks. In July, ECB President Mario Draghi signaled that the bank was committed to preserving the Eurozone and would do “whatever it takes” to do so.

In September, investors welcomed Mr. Draghi’s introduction of the Outright Monetary Transactions (OMT) program, which focused on the unlimited purchase of bonds in the secondary sovereign market. As outlined by Mr. Draghi, the OMT will help the region’s troubled peripheral economies, such as Spain and Italy, to access funding markets upon agreement to strict budgetary conditions. Furthermore, Germany’s Constitutional Court turned away a challenge to the ESM, the Eurozone’s permanent bailout facility, bolstering investor confidence in the region.

Elsewhere, the U.S. Federal Reserve announced its third round of quantitative easing (QE3), which focuses on the purchase of mortgage-backed securities. Fed Chairman Ben Bernanke stated that QE3 would continue until the U.S. labor market improved. The Bank of Japan announced its own monetary easing in September by increasing its asset-purchase program. Chinese authorities also took steps, announcing that they would reduce interest rates and decrease bank reserve requirements as Chinese exports and manufacturing activity declined.

From a sector perspective, market leadership was mixed globally, as neither traditionally defensive nor cyclical sectors prevailed. The strongest sectors included health care, financials, and consumer staples; among the weakest were utilities, materials, and information technology.

Within the telecommunication services sector, our portfolio’s position in Australian telecommunications provider Telstra performed well. The company’s shares rose following the announced sale of its New Zealand operation, TelstraClear, to Vodafone New Zealand. A holding in Telekomunikasi Indonesia also did well as the company showed strong operating results.

The portfolio also benefited from stock selection within the information technology sector. Holdings in Germany’s SAP and in Taiwan Semiconductor Manufacturing benefited from resilient earnings, strong end-user demand, and, in the case of SAP, completion of merger-and-acquisition transactions.

Conversely, our stock selections in the financial sector detracted from the portfolio’s performance relative to its benchmark, despite outperformance from our position in the Thai bank Kasikornbank. A position in Banco do Brasil suffered as the government increased pressure on banks to reduce borrowing costs.

Selection also hurt returns in the consumer discretionary sector, where shares of Brazilian home builder MRV Engenharia were affected by pressure on the company’s profit margins. In addition, positions in two auto parts manufacturers proved disappointing: South Korea’s Hyundai Mobis was hurt by a strike at Hyundai Motor and Kia, while France’s Valeo declined because of weakening conditions in Europe. These underperformers more than offset a profitable position in South African retailer Mr Price Group.

Edinburgh Partners Limited

Portfolio Manager:
Sandy Nairn, Director and CEO

Given the prevailing levels of economic uncertainty, asset markets have attached an increasingly excessive premium to near-term predictability. The most expensive stocks in the portfolio during the year all fell into this category. Some, such as Diageo, have been sold; others have been trimmed, and yet more are creeping into the valuation range where action will be required.

The evidence of investors’ desire for the appearance of capital protection is readily apparent in U.S. government bonds. Investors are currently willing to ignore the potential perils of buying a bond on a negative real yield.

In equity markets, the picture is identical. Companies, sectors, or markets in which potential short-term earnings are perceived as more predictable have risen to command substantial premiums. Conversely, areas where earnings are considered more volatile have been heavily penalized. Note that this is not the same as assigning a higher valuation in return for better long-term earnings growth. Rather, there has been a flight to instruments that appear to have the fewest unknowns.

In our view, investors’ desire for predictability has skewed valuations significantly. When markets are rising, all that is considered in the risk-reward equation is the reward component, when actually the key consideration should be risk.

Conversely, when uncertainty and fear stalk the markets, risk naturally becomes the central focus. At this point in the cycle investors need to consider more carefully the potential rewards.

Safety and predictability are not interchangeable. In the long run, safety derives from valuation; however, with current valuations, there may be little safety in the areas with highest predictability. Paradoxically, the greatest safety may well be found in the most unloved areas, where expectations are lowest. This investment view is commonly cited, but more often than not as an explanation after the fact. We believe that the level of skew in markets makes for an exciting absolute and relative outlook for investors who are prepared to follow the valuations.

ARGA Investment Management, LP

Portfolio Managers:
A. Rama Krishna, CFA,
Founder and Chief Investment Officer

Steven Morrow, CFA,
Director of Research

International equity markets performed strongly during the last three months of the fiscal year, when ARGA began advising Vanguard International Value Fund. Favorable market drivers included actions by the Federal Reserve and the European Central Bank, an easing of systemic risks in Europe, and expectations for Chinese government stimulus.

Additional performance drivers were related to ARGA’s focus on owning deeply undervalued securities. We seek valuation opportunities irrespective of prevailing consensus. Our elevated exposure to financial services businesses, particularly in Europe, is a prime example. Nine of the top ten contributors to the portfolio’s performance were financial institutions. U.K.-based Barclays and Dutch-based ING Groep led the three-month consecutive gains.

ARGA is acutely aware of the challenges facing financial institutions. Still, our dividend discount model valuation indicates significant upside potential given these businesses’ strong core franchises and capital positions. The risks appear manageable even under our rigorous stress scenarios. While our financial sector exposure is significant, it is highly diversified across a range of financial products and services, regions, and earnings streams.

Apart from financials, we see good opportunities in cyclically depressed businesses with strong market positions throughout Europe and Asia, excluding Japan. Unlike many investors who are willing to pay a premium for stability and certainty, we see little valuation potential in the more defensive consumer staples, pharmaceuticals, utilities, and telecommunication services sectors.

We are under no illusion that the problems faced by Europe and other stressed regions are easily fixable in the near term. However, we remain confident that the undervalued stocks we own can generate healthy long-term returns as economic conditions eventually normalize.

Hansberger Global Investors, Inc.

Portfolio Managers:
Ronald Holt, CFA, CEO and
Co-Chief Investment Officer—Value Team

Aureole L.W. Foong,
Managing Director—Emerging Markets

Equity markets were volatile over the past year, a span marked by periods of euphoria and pessimism. While Europe’s effort to contain its debt crisis was a key issue over the period, investors also worried about deteriorating economic data globally, the pending presidential election in the United States, and the transition of political power in China. Central banks around the world responded to these concerns by implementing unorthodox monetary policies meant in part to push investors into risky assets. Although stocks managed small gains, it was a very difficult year for investor confidence.

Against this backdrop, our holdings in the health care, telecommunications, and utilities sectors made the most significant contributions to our portfolio’s 12-month performance. The health care sector was the strongest group in the benchmark index, and our holdings, led by Astellas Pharma and Bayer, outperformed for the period. In the telecommunications sector, our holding in South Africa-based MTN Group performed well, driven by growth in the company’s operations in Africa and the Middle East. Shares of Cemig, a Brazilian utility, also outperformed, despite slumping late in the period after the government announced plans to cut electricity rates.

Investments in the economically sensitive consumer discretionary and materials sectors were the most significant detractors from performance. Faurecia, a French auto parts company, and Gafisa, a Brazilian homebuilder, suffered share price declines as investors worried about the impact of a slowing economy on their businesses. Similar concerns, particularly the prospect of a slowdown in China, hurt commodities and commodity producers over the past year. In the materials sector, our investments in Eurasian Natural Resources and Evraz were the most significant detractors.

In our view, the uncertainties that have unsettled markets over the past two years are likely to persist, contributing to ongoing volatility. Although we believe the global recovery will continue, we expect it to remain well below par and somewhat fragile. That said, we continue to be positive about the long-term prospects for equities. The uncertainty in the global economy has created a significant opportunity for investors in companies with strong balance sheets, visible cash flow, stable dividends, and attractive valuations. We believe these companies are well-positioned to provide positive returns for investors over the long term.

International Value Fund

Fund Profile
As of October 31, 2012

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	209	1,832
Median Market Cap	$30.8B	$28.0B
Price/Earnings Ratio	15.5x	14.4x
Price/Book Ratio	1.3x	1.4x
Return on Equity	16.3%	16.9%
Earnings Growth Rate	3.9%	4.9%
Dividend Yield	3.0%	3.4%
Turnover Rate	53%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.41%	—
Short-Term Reserves	1.3%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	10.6%	9.1%
Consumer Staples	8.8	10.4
Energy	10.1	10.9
Financials	23.3	25.1
Health Care	8.7	7.4
Industrials	14.3	10.5
Information Technology	10.8	6.2
Materials	6.1	11.1
Telecommunication Services	6.6	5.6
Utilities	0.7	3.7

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.98	0.98
Beta	1.04	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Sanofi	Pharmaceuticals	2.2%
Unilever	Packaged Foods &
	Meats	2.2
SAP AG	Application Software	2.0
Samsung Electronics Co.
Ltd.	Semiconductors	1.7
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.4
ING Groep NV	Diversified Financial
	Services	1.3
Royal Bank of Scotland
Group plc	Diversified Banks	1.3
Carnival plc	Hotels, Resorts &
	Cruise Lines	1.2
GlaxoSmithKline plc	Pharmaceuticals	1.2
Barclays plc	Diversified Banks	1.2
Top Ten		15.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated October 12, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the expense ratio was 0.40%.

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	20.9%	15.8%
France	8.8	6.4
Germany	6.2	5.9
Switzerland	5.9	6.0
Netherlands	4.1	1.7
Sweden	2.6	2.1
Italy	2.4	1.5
Spain	1.4	2.0
Belgium	1.1	0.8
Other	2.1	2.5
Subtotal	55.5%	44.7%
Pacific
Japan	13.1%	13.3%
Hong Kong	2.5	2.1
Singapore	2.4	1.3
Australia	2.0	6.2
Other	0.0	0.1
Subtotal	20.0%	23.0%
Emerging Markets
China	5.4%	4.4%
South Korea	4.5	3.6
Russia	2.6	1.4
Brazil	2.1	3.0
Indonesia	1.0	0.7
Taiwan	1.0	2.5
Other	2.9	8.1
Subtotal	19.5%	23.7%
North America
United States	3.0%	0.0%
Canada	1.8	8.2
Subtotal	4.8%	8.2%
Middle East	0.2%	0.4%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2002, Through October 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Value Fund	6.00%	-5.58%	8.79%	$23,226
••••••••	Spliced International Index	3.98	-6.12	7.55	20,710
– – – –	International Funds Average	5.88	-5.82	7.34	20,302
	MSCI All Country World Index ex
	USA	3.98	-5.08	9.31	24,362
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

International Value Fund

Fiscal-Year Total Returns (%): October 31, 2002, Through October 31, 2012

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	16.57%	-4.91%	9.26%

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (97.0%)[1]
Australia (1.7%)
BHP Billiton Ltd.	1,446,336	51,208
Orica Ltd.	879,756	22,917
Westpac Banking Corp.	769,861	20,354
Commonwealth Bank
of Australia	257,278	15,407
		109,886
Belgium (1.1%)
Anheuser-Busch
InBev NV	845,341	70,697

Brazil (2.0%)
Petroleo Brasileiro
SA ADR Type A	1,605,916	32,970
Banco do Brasil SA	2,542,800	27,130
Cielo SA	909,077	22,491
Vale SA Class B ADR	1,224,700	22,437
Vale SA Class B Pfd. ADR	761,898	13,554
Banco Bradesco SA ADR	837,960	13,122
		131,704
Canada (1.8%)
Potash Corp. of
Saskatchewan Inc.
(Toronto Shares)	520,400	20,920
Suncor Energy Inc.	586,031	19,702
Bank of Nova Scotia	339,270	18,429
Canadian National
Railway Co.	184,977	15,978
Teck Resources Ltd.
Class B	493,376	15,729
Potash Corp. of
Saskatchewan Inc.	317,905	12,834
Cameco Corp.	600,998	11,629
		115,221
China (5.3%)
China Mobile Ltd.	5,233,000	58,043
China Construction
Bank Corp.	69,700,960	52,252

^	Geely Automobile
	Holdings Ltd.	107,325,000	45,894
	China State
	Construction
	International
	Holdings Ltd.	28,497,280	33,779
	China Telecom
	Corp. Ltd.	41,256,000	24,409
^,*	China ZhengTong Auto
	Services Holdings Ltd.	29,292,500	19,738
^	Weichai Power Co. Ltd.	5,063,520	17,851
	China Overseas Land &
	Investment Ltd.	6,140,000	15,988
	Ping An Insurance
	Group Co. of China Ltd.	2,022,000	15,912
	China Shenhua
	Energy Co. Ltd.	3,580,500	15,171
	CNOOC Ltd.	6,975,000	14,354
^	Chow Tai Fook
	Jewellery Group Ltd.	8,827,200	10,856
	Industrial & Commercial
	Bank of China Ltd.	11,995,000	7,899
^	Zhongsheng Group
	Holdings Ltd.	5,663,500	7,273
	Shougang Fushan
	Resources Group Ltd.	17,314,000	6,024
			345,443
Denmark (0.7%)
	AP Moeller - Maersk
	A/S Class B	5,235	36,538
	DSV A/S	318,300	7,160
			43,698
Finland (0.5%)
	Sampo Oyj	762,651	23,912
	Fortum Oyj	613,029	11,346
			35,258
France (8.5%)
	Sanofi	1,621,520	142,415
	Total SA	1,053,323	53,057

International Value Fund

		Market
		Value
	Shares	($000)
BNP Paribas SA	1,040,103	52,468
France Telecom SA	3,682,138	41,157
Cap Gemini SA	925,300	38,926
Safran SA	975,057	38,841
Vinci SA	589,300	26,122
Technip SA	216,951	24,470
CNP Assurances S.A.	1,563,073	22,088
Valeo SA	423,466	18,647
ArcelorMittal	1,251,300	18,500
LVMH Moet Hennessy
Louis Vuitton SA	111,041	18,053
Schneider Electric SA	238,700	14,946
Iliad SA	96,661	14,895
Christian Dior SA	93,800	13,476
Faurecia	644,686	9,707
		547,768
Germany (5.9%)
SAP AG	1,779,784	129,788
Bayer AG	534,516	46,606
Deutsche Post AG	2,169,590	43,015
Allianz SE	326,100	40,510
Merck KGaA	295,778	37,831
Volkswagen AG Prior Pfd.	108,767	22,583
Bayerische Motoren
Werke AG	229,560	18,353
Software AG	400,973	16,103
Henkel AG & Co.
KGaA Prior Pfd.	186,792	14,936
Siemens AG	144,651	14,575
		384,300
Greece (0.1%)
OPAP SA	1,057,356	6,758

Hong Kong (2.2%)
Swire Pacific Ltd.
Class A	4,979,850	58,901
China Mobile Ltd. ADR	638,500	35,367
Sands China Ltd.	4,211,000	15,741
Wing Hang Bank Ltd.	1,308,500	13,851
^ Luk Fook Holdings
International Ltd.	5,332,000	13,319
Jardine Matheson
Holdings Ltd.	123,580	7,592
		144,771
India (0.4%)
ICICI Bank Ltd. ADR	411,536	16,153
^ Infosys Ltd. ADR	222,472	9,660
		25,813

Indonesia (1.0%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	771,800	31,374
Bank Mandiri Persero
Tbk PT	27,027,500	23,089
Gudang Garam Tbk PT	2,245,500	11,450
		65,913
Ireland (0.3%)
* Ryanair Holdings plc ADR	647,600	20,885

Israel (0.2%)
Teva Pharmaceutical
Industries Ltd. ADR	265,299	10,723

Italy (2.3%)
Eni SPA	2,805,685	64,562
Intesa Sanpaolo SPA
(Registered)	19,921,525	32,092
Atlantia SPA	1,276,792	21,118
* UniCredit SPA	4,018,600	17,775
Fiat Industrial SPA	1,095,321	11,872
		147,419
Japan (12.6%)
Japan Tobacco Inc.	1,625,000	44,935
Mitsubishi Corp.	2,409,700	43,020
Tokyo Electron Ltd.	943,000	42,464
Bridgestone Corp.	1,795,900	41,950
Omron Corp.	2,079,900	41,466
Yaskawa Electric Corp.	5,481,000	39,282
^ Ricoh Co. Ltd.	4,494,000	37,610
Panasonic Corp.	6,136,400	37,221
FANUC Corp.	232,600	37,057
Dai Nippon
Printing Co. Ltd.	5,216,000	36,961
Fujitsu Ltd.	9,205,000	35,415
Canon Inc.	1,047,500	34,043
Sumitomo Mitsui
Financial Group Inc.	1,075,800	32,873
Fujikura Ltd.	11,482,000	31,950
Daito Trust
Construction Co. Ltd.	304,200	30,705
LIXIL Group Corp.	1,279,200	28,281
Seven & I Holdings
Co. Ltd.	708,983	21,865
Yahoo Japan Corp.	59,705	20,547
Komatsu Ltd.	974,500	20,420
Shin-Etsu Chemical
Co. Ltd.	355,600	20,078
Sumitomo Mitsui Trust
Holdings Inc.	5,956,650	18,077
Astellas Pharma Inc.	335,800	16,702
Softbank Corp.	520,200	16,429
Toyota Motor Corp.	409,900	15,805
Lintec Corp.	731,000	12,645

International Value Fund

		Market
		Value
	Shares	($000)
Sumitomo Corp.	889,800	12,130
THK Co. Ltd.	646,900	10,754
Yamato Kogyo Co. Ltd.	342,800	9,629
Asahi Glass Co. Ltd.	1,358,000	9,231
Miraca Holdings Inc.	154,000	6,504
Nippon Electric
Glass Co. Ltd.	1,219,000	6,204
		812,253
Mexico (0.3%)
* Genomma Lab
Internacional SAB
de CV Class B	9,017,600	17,975

Netherlands (4.0%)
* ING Groep NV	9,510,248	84,624
Unilever NV	1,277,174	46,943
Heineken NV	701,013	43,262
Akzo Nobel NV	735,300	40,021
PostNL NV	6,299,212	24,859
Randstad Holding NV	521,173	17,040
		256,749
Norway (0.4%)
Petroleum
Geo-Services ASA	1,015,804	17,553
Subsea 7 SA	466,931	10,236
		27,789
Russia (2.5%)
Gazprom OAO ADR	6,894,340	63,325
Sberbank of Russia	18,689,492	54,877
Mobile Telesystems
OJSC ADR	1,342,747	23,015
Lukoil OAO ADR	192,200	11,664
MMC Norilsk Nickel
OJSC ADR	684,563	10,522
		163,403
Singapore (2.3%)
DBS Group Holdings Ltd.	5,086,701	57,767
Singapore
Telecommunications
Ltd.	18,985,000	50,007
Genting Singapore plc	40,388,000	43,872
		151,646
South Africa (0.9%)
Mr Price Group Ltd.	1,061,296	16,410
Standard Bank
Group Ltd.	1,205,256	14,883
Mediclinic
International Ltd.	2,421,904	13,170
MTN Group Ltd.	583,948	10,552
		55,015
South Korea (4.5%)
Samsung Electronics
Co. Ltd.	93,349	112,022
Hyundai Mobis	222,226	56,478

SK Telecom Co. Ltd.	165,200	23,335
KT&G Corp.	271,955	20,695
Hyundai Home Shopping
Network Corp.	131,383	15,594
SK Innovation Co. Ltd.	99,600	14,640
Daewoo International Corp.	346,170	13,279
Hana Financial Group Inc.	441,200	12,835
KB Financial Group Inc.	337,870	11,490
Hite Jinro Co. Ltd.	313,540	9,268
		289,636
Spain (1.3%)
Banco Bilbao Vizcaya
Argentaria SA	4,285,687	35,811
* Banco Santander SA	3,595,847	27,787
Red Electrica Corp. SA	316,800	14,864
Mediaset España
Comunicación SA	1,381,600	7,436
		85,898
Sweden (2.6%)
Assa Abloy AB Class B	1,143,543	38,098
Sandvik AB	2,557,520	35,538
Securitas AB Class B	3,988,498	29,047
Getinge AB	655,561	20,173
Swedbank AB Class A	960,800	17,846
SKF AB–B Shares	669,400	15,107
Oriflame Cosmetics SA	466,439	12,890
		168,699
Switzerland (5.8%)
Novartis AG	1,253,637	75,595
ABB Ltd.	3,576,773	64,596
Julius Baer Group Ltd.	1,155,370	40,094
Credit Suisse Group AG	1,461,600	33,990
Roche Holding AG	160,672	30,950
Nestle SA	432,696	27,471
GAM Holding AG	1,914,197	26,771
TE Connectivity Ltd.	771,077	24,813
Adecco SA	442,942	21,479
Cie Financiere
Richemont SA	305,423	19,821
Nobel Biocare
Holding AG	944,067	8,457
		374,037
Taiwan (1.0%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	14,257,704	43,444
Taiwan Semiconductor
Manufacturing Co.
Ltd. ADR	1,273,724	20,252
Wistron Corp.	101,817	98
		63,794
Thailand (0.5%)
Kasikornbank PCL
(Foreign)	5,354,300	31,311

International Value Fund

			Market
			Value
		Shares	($000)
Turkey (0.8%)
*	Turkcell Iletisim
	Hizmetleri AS	4,180,900	25,543
	KOC Holding AS	4,906,267	23,051
			48,594
United Kingdom (20.6%)
	Unilever plc	2,505,488	93,463
*	The Royal Bank of
	Scotland Group plc	18,772,494	83,822
	Carnival plc	2,010,791	80,095
	GlaxoSmithKline plc	3,488,595	78,171
	Barclays plc	20,613,758	76,225
	British American
	Tobacco plc	1,357,540	67,334
	Vodafone Group plc	22,849,987	62,053
	Prudential plc	4,434,576	60,903
	BP plc	8,212,095	58,648
	TESCO plc	9,359,726	48,432
	HSBC Holdings plc	4,884,788	48,161
	Rio Tinto plc	920,859	46,003
	Smith & Nephew plc	4,288,397	45,351
	WPP plc	3,432,632	44,368
	Standard Chartered plc	1,661,507	39,339
	Royal Dutch Shell plc
	Class A (Amsterdam
	Shares)	1,106,528	37,933
	Aviva plc	6,585,048	35,266
	BAE Systems plc	6,845,690	34,552
	Rexam plc	4,783,363	34,539
	Informa plc	4,436,698	28,719
	Petrofac Ltd.	1,078,023	27,988
	Wolseley plc	585,179	25,653
	BG Group plc	1,219,232	22,637
	Tullow Oil plc	963,825	21,897
	BHP Billiton plc	629,662	20,182
	Inchcape plc	3,087,523	20,080
	British Sky
	Broadcasting Group plc	1,637,545	18,742
	Carillion plc	3,681,956	18,326
	WM Morrison
	Supermarkets plc	3,317,573	14,364
	Ensco plc Class A	237,300	13,721
	HSBC Holdings plc	1,223,069	12,052
	National Grid plc	964,332	10,998
			1,330,017
United States (2.9%)
*	Popular Inc.	3,607,054	69,725
^,*	Ultra Petroleum Corp.	2,112,905	48,195
*	Weatherford
	International Ltd.	4,203,000	47,494
	RenaissanceRe
	Holdings Ltd.	168,600	13,717
	Marvell Technology
	Group Ltd.	1,265,800	9,987
			189,118

Total Common Stocks
(Cost $5,947,515)		6,272,191
Temporary Cash Investments (4.5%)[1]
Money Market Fund (4.4%)
[2,3] Vanguard Market
Liquidity Fund,
0.167%	282,728,797	282,729

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5,6] Fannie Mae
Discount Notes,
0.120%, 12/26/12	2,000	2,000
[4,5] Freddie Mac
Discount Notes,
0.130%, 11/6/12	7,000	7,000
United States
Treasury Note/Bond,
1.375%, 11/15/12	500	500
		9,500
Total Temporary Cash Investments
(Cost $292,228)		292,229
Total Investments (101.5%)
(Cost $6,239,743)		6,564,420
Other Assets and Liabilities (-1.5%)
Other Assets[5]		40,139
Liabilities[3]		(139,425)
		(99,286)
Net Assets (100%)
Applicable to 217,091,931 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		6,465,134
Net Asset Value Per Share		$29.78

International Value Fund

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	7,440,148
Undistributed Net Investment Income	139,778
Accumulated Net Realized Losses	(1,437,124)
Unrealized Appreciation (Depreciation)
Investment Securities	324,677
Futures Contracts	(893)
Forward Currency Contracts	(1,235)
Foreign Currencies	(217)
Net Assets	6,465,134

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $86,440,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 2.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $93,433,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $7,400,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $1,450,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends[1]	192,483
Interest[2]	418
Security Lending	7,282
Total Income	200,183
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,322
Performance Adjustment	(1,821)
The Vanguard Group—Note C
Management and Administrative	13,137
Marketing and Distribution	1,417
Custodian Fees	1,068
Auditing Fees	39
Shareholders’ Reports	104
Trustees’ Fees and Expenses	16
Total Expenses	25,282
Net Investment Income	174,901
Realized Net Gain (Loss)
Investment Securities Sold	(387,045)
Futures Contracts	41,917
Foreign Currencies and Forward Currency Contracts	(7,701)
Realized Net Gain (Loss)	(352,829)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	574,353
Futures Contracts	(14,588)
Foreign Currencies and Forward Currency Contracts	(2,375)
Change in Unrealized Appreciation (Depreciation)	557,390
Net Increase (Decrease) in Net Assets Resulting from Operations	379,462
1 Dividends are net of foreign withholding taxes of $8,310,000.
2 Interest income from an affiliated company of the fund was $399,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	174,901	190,358
Realized Net Gain (Loss)	(352,829)	68,816
Change in Unrealized Appreciation (Depreciation)	557,390	(754,252)
Net Increase (Decrease) in Net Assets Resulting from Operations	379,462	(495,078)
Distributions
Net Investment Income	(189,240)	(158,358)
Realized Capital Gain	—	—
Total Distributions	(189,240)	(158,358)
Capital Share Transactions
Issued	794,128	1,142,498
Issued in Lieu of Cash Distributions	179,201	150,229
Redeemed[1]	(1,251,764)	(1,618,337)
Net Increase (Decrease) from Capital Share Transactions	(278,435)	(325,610)
Total Increase (Decrease)	(88,213)	(979,046)
Net Assets
Beginning of Period	6,553,347	7,532,393
End of Period[2]	6,465,134	6,553,347
1 Net of redemption fees for fiscal 2012 and 2011 of $63,000 and $149,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $139,778,000 and $151,532,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.98	$31.92	$29.95	$24.36	$48.38
Investment Operations
Net Investment Income	.804	.843	.698	.742	1.176[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.838	(3.103)	2.007	5.839	(21.841)
Total from Investment Operations	1.642	(2.260)	2.705	6.581	(20.665)
Distributions
Dividends from Net Investment Income	(.842)	(.680)	(.735)	(.991)	(.940)
Distributions from Realized Capital Gains	—	—	—	—	(2.415)
Total Distributions	(.842)	(.680)	(.735)	(.991)	(3.355)
Net Asset Value, End of Period	$29.78	$28.98	$31.92	$29.95	$24.36

Total Return[2]	6.00%	-7.27%	9.12%	28.34%	-45.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,465	$6,553	$7,532	$6,494	$5,335
Ratio of Total Expenses to
Average Net Assets[3]	0.40%	0.39%	0.39%	0.45%	0.42%
Ratio of Net Investment Income to
Average Net Assets	2.77%	2.59%	2.41%	2.93%	3.08%
Portfolio Turnover Rate	53%	39%	51%	55%	59%
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.05%), (0.04%), (0.02%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under

International Value Fund

the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted.

Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 4% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

B. Lazard Asset Management LLC, Edinburgh Partners Ltd., Hansberger Global Investors, Inc., and, beginning August 2012, ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA. The basic fee of Edinburgh Partners Ltd. is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The

International Value Fund

for the preceding three years relative to the MSCI All Country World Index ex USA. The basic fee of Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to February 1, 2011, and the current benchmark, the MSCI All Country World Index ex USA, beginning February 1, 2011. The benchmark change will be fully phased in by January 2014. In accordance with the advisory contract entered into with ARGA Investment Management, LP, beginning August 1, 2013, the investment advisory fee will be subject to quarterly adjustments based on performance since October 31, 2012, relative to the MSCI All Country World Index ex USA. Until August 2012, a portion of the fund was managed by AllianceBernstein L.P. The basic fee paid to AllianceBerstein L.P. was subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $1,821,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $892,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	659,980	5,612,211	—
Temporary Cash Investments	282,729	9,500	—
Futures Contracts—Liabilities[1]	(54)	—	—
Forward Currency Contracts—Liabilities	—	(1,235)	—
Total	942,655	5,620,476	—

International Value Fund

1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Liabilities	(54)	(1,235)	(1,289)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	41,917	—	41,917
Forward Currency Contracts	—	(4,875)	(4,875)
Realized Net Gain (Loss) on Derivatives	41,917	(4,875)	37,042

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(14,588)	—	(14,588)
Forward Currency Contracts	—	(2,482)	(2,482)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(14,588)	(2,482)	(17,070)

At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	December 2012	383	35,566	(533)
Dow Jones EURO STOXX 50 Index	December 2012	1,073	34,816	(670)
Topix Index	December 2012	293	27,163	(49)
S&P ASX 200 Index	December 2012	137	15,996	359

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At October 31, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
UBS AG	12/21/12	GBP	22,447	USD	36,157	(246)
UBS AG	12/21/12	EUR	27,378	USD	35,495	(285)
UBS AG	12/18/12	JPY	2,130,418	USD	26,667	(634)
UBS AG	12/21/12	AUD	15,095	USD	15,589	(70)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2012, the fund realized net foreign currency losses of $2,826,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2012, the fund realized gains on the sale of passive foreign investment companies of $5,411,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2012, had unrealized appreciation of $4,756,000, of which $4,715,000 has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2012, the fund had $160,200,000 of ordinary income available for distribution. At October 31, 2012, the fund had available capital losses totaling $1,438,796,000 to offset future net capital gains. Of this amount, $1,076,059,000 is subject to expiration on October 31, 2017. Capital losses of $362,737,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

International Value Fund

At October 31, 2012, the cost of investment securities for tax purposes was $6,244,499,000. Net unrealized appreciation of investment securities for tax purposes was $319,921,000, consisting of unrealized gains of $925,361,000 on securities that had risen in value since their purchase and $605,440,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2012, the fund purchased $3,199,203,000 of investment securities and sold $3,418,949,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	28,299	36,864
Issued in Lieu of Cash Distributions	6,717	4,721
Redeemed	(44,050)	(51,445)
Net Increase (Decrease) in Shares Outstanding	(9,034)	(9,860)

I. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $137,729,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $153,737,000 and foreign taxes paid of $8,503,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2013 to determine the calendar-year amounts to be included on their 2012 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.00%	-5.58%	8.79%
Returns After Taxes on Distributions	5.45	-6.18	8.05
Returns After Taxes on Distributions and Sale of Fund Shares	4.39	-4.70	7.67

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return	$1,000.00	$1,020.91	$2.09
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard International Value Fund added ARGA Investment Management, LP, to the fund’s investment advisory team and removed AllianceBernstein L.P. in August 2012. The board had previously renewed the fund’s investment advisory agreements with Lazard Asset Management LLC, Edinburgh Partners Limited, and Hansberger Global Investors, Inc. Please see the fund’s semiannual report dated April 30, 2012, for more information about the board’s approval of the agreements with Lazard, Edinburgh Partners, and Hansberger.

The board decided to approve the agreement with ARGA based upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the advisor’s investment management, and took into account the organizational depth and stability of the advisor. The board noted that ARGA, founded in 2010, is a small deep-value manager whose valuation-based process uses a dividend discount model to select stocks trading at a discount to intrinsic value based on long-term earnings power and dividend-paying capability. A. Rama Krishna and Steve Morrow, the portfolio managers for ARGA’s portion of the fund, have approximately 25 and 19 years of investment management experience, respectively.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreement.

Investment performance

The board considered the performance of ARGA’s international value portfolio. The board noted that this portfolio is substantially similar to the strategy that ARGA will employ when managing assets for the International Value Fund. The board found that the portfolio has trailed the fund’s benchmark for the short period since ARGA’s inception (July 2010), but noted that during this brief performance period the market environment has been difficult for active managers in general and for deep-value managers in particular. Further, the board considered Mr. Krishna’s more than 20 years of investment experience as well as his past investment record.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates. The board concluded that the addition of ARGA would result in a modest increase in the fund’s aggregate investment advisory fees, but that after implementation of the agreement with ARGA, the fund’s advisory fee rate and expense ratio would remain substantially below the fund’s peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of ARGA in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedule for ARGA. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by the advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World
Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122012

Annual Report | October 31, 2012

Vanguard Diversified Equity Fund

> Vanguard Diversified Equity Fund returned about 13% for the fiscal year ended

October 31, 2012.

> The fund trailed its benchmark, the MSCI US Broad Market Index, but was significantly ahead of the average return of its peer multi-capitalization core funds.

> Each of the eight underlying stock funds posted positive results for the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	19
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard Diversified Equity Fund	12.97%
MSCI US Broad Market Index	14.78
Multi-Cap Core Funds Average	10.90
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$20.34	$22.70	$0.246	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2012, Vanguard Diversified Equity Fund returned 12.97%, lagging its benchmark, the MSCI US Broad Market Index, but outperforming the average return of its peers.

The Diversified Equity Fund is a “fund of funds” comprising eight underlying actively managed Vanguard stock funds. These funds cover the style and capitalization spectrum, investing in small-, mid-, and large-capitalization growth and value companies to offer broad exposure to the U.S. equity market.

For the 12 months covered in this report, all eight of the underlying funds posted positive results; five had double-digit gains. Overall, the fund’s large-cap stocks produced the strongest returns.

If you hold shares of the fund in a taxable account, you may wish to review the table of after-tax returns that appears later in this report.

U.S. stocks led the advance for global equity markets

U.S. stocks returned about 14% for the 12 months ended October 31, putting domestic equities ahead of their international counterparts. Stocks in Europe and Asia, meanwhile, posted modestly positive results.

The advances came amid moves by U.S. and European central bankers to manage risks to the U.S. economy and the finances

2

of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead

The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning 9%.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

3

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Large-cap and value stocks boosted fund performance

The Diversified Equity Fund’s performance over the most recent fiscal year reflected trends in the broad U.S. stock market. Large-cap stocks performed better than their mid- and small-cap counterparts, and value stocks generally outpaced growth stocks.

In these market conditions, it’s not surprising that the strongest performers among the underlying funds were those most heavily invested in large-cap value stocks. These included Vanguard WindsorTM II Fund, Vanguard Growth and Income Fund, and Vanguard WindsorTM Fund.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.41%	1.18%

The acquired fund fees and expenses—drawn from the prospectus dated February 24, 2012—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity
Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2012, the annualized acquired fund fees and expenses were 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Core Funds.

4

The Windsor II Fund and the Growth and Income Fund both returned almost 17% for the period, and the Windsor Fund returned about 16%. All three outperformed the broad U.S. stock market, which returned about 14%. The Windsor II Fund, the top performer, benefited from its holdings in financials—most notably banks, asset management firms, and insurance companies. The Windsor Fund also benefited from strong returns in financials. Like the broad market itself, the Growth and Income Fund received a boost from technology stocks.

Vanguard U.S. Growth Fund, which invests primarily in large-cap growth stocks, returned almost 12%.

Mid-cap holdings posted slightly lower results. Vanguard Mid-Cap Growth Fund returned just over 10%; Vanguard Capital Value Fund almost 10%; and Vanguard MorganTM Growth Fund, which holds a blend of large- and mid-cap growth stocks, almost 9%.

Vanguard ExplorerTM Fund, which invests in small-cap growth stocks, turned in the weakest results, returning about 7% for the period.

The fund has outpaced peers for the seven years since inception

Since its inception in 2005, the Diversified Equity Fund has produced an average annual return of 4.07%, trailing its bench-

Total Returns
Inception Through October 31, 2012
Average
Annual Return
Diversified Equity Fund (Returns since inception: 6/10/2005)	4.07%
MSCI US Broad Market Index	4.92
Multi-Cap Core Funds Average	3.55

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

mark’s return of 4.92% but outpacing the 3.55% average annual return of its multi-cap peers.

During its brief history, the fund has endured periods of extreme stock market volatility—most notably during the financial crisis in 2008 and the global recession that followed. While these setbacks have taken their toll and hindered results relative to the benchmark, we believe that seven years is too short a period to judge any fund’s long-term potential.

We continue to have great confidence in the skills and experience of the advisors who oversee the Diversified Equity Fund’s underlying funds, and we remain optimistic that in the long run the fund will benefit from their expertise.

How our core purpose informs our approach to active management

At Vanguard, we sum up our core purpose this way: To take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

When it comes to our actively managed funds, such as those that make up the Diversified Equity Fund, this commitment is reflected both in our rigorous process for selecting fund advisors and in our ongoing efforts to keep costs low. We believe our approach gives investors the opportunity to outperform market indexes over the long term.

But make no mistake: Outperformance is hard to come by. For one thing, competition among investors is fierce. Charles Ellis,

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2012
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.0%	16.64%
Vanguard Windsor Fund Investor Shares	15.1	15.56
Vanguard Windsor II Fund Investor Shares	15.1	16.90
Vanguard U.S. Growth Fund Investor Shares	14.9	11.74
Vanguard Morgan Growth Fund Investor Shares	14.9	8.86
Vanguard Explorer Fund Investor Shares	10.0	7.00
Vanguard Capital Value Fund	5.0	9.58
Vanguard Mid-Cap Growth Fund	5.0	10.24
Combined	100.0%	12.97%

6

author of one of my favorite books on investing, Winning the Loser’s Game, points out that the competition is not between the skilled and the inept. It’s between the skilled and the skilled. “It’s like the Williams sisters playing tennis against each other,” as he put it in a recent Vanguard webcast.

Because we recognize the challenges inherent in active management, Vanguard has offered and advocated for index funds for more than 35 years. By seeking to track—rather than beat—market returns, index funds provide several benefits: low costs, diversification across a market, and limited deviation from the performance of market benchmarks.

Still, the case for indexing doesn’t preclude the potential for skilled, seasoned managers to deliver outperformance. And the chances for success can increase if they deliver their services at low cost, allowing investors to keep more of their returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2012

7

Diversified Equity Fund

Fund Profile
As of October 31, 2012

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,476	3,241
Median Market Cap	$33.1B	$34.5B
Price/Earnings Ratio	14.9x	16.3x
Price/Book Ratio	1.9x	2.1x
Return on Equity	16.6%	17.6%
Earnings Growth Rate	8.8%	10.1%
Dividend Yield	2.2%	2.1%
Turnover Rate	3%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.41%	—
30-Day SEC Yield	1.12%	—
Fund data reflect holdings of underlying funds.

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.0%
Vanguard Windsor Fund Investor Shares	15.1
Vanguard Windsor II Fund Investor Shares	15.1
Vanguard U.S. Growth Fund Investor
Shares	14.9
Vanguard Morgan Growth Fund Investor
Shares	14.9
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Capital Value Fund	5.0
Vanguard Mid-Cap Growth Fund	5.0

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.99
Beta	1.07
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	11.0%	12.3%
Consumer Staples	9.0	9.7
Energy	11.2	10.3
Financials	17.6	16.2
Health Care	14.6	11.9
Industrials	11.7	10.8
Information Technology	15.9	18.5
Materials	3.1	3.9
Telecommunication Services	2.4	2.8
Utilities	3.5	3.6
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 24, 2012—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The
Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2012, the annualized acquired fund fees and expenses were 0.40%.

8

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005, Through October 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2012
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(6/10/2005)	Investment
	Diversified Equity Fund	12.97%	-0.12%	4.07%	$13,432
••••••••	MSCI US Broad Market Index	14.78	0.82	4.92	14,260
– – – –	Multi-Cap Core Funds Average	10.90	-0.94	3.55	12,946
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): June 10, 2005, Through October 31, 2012

See Financial Highlights for dividend and capital gains information.

9

Diversified Equity Fund

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	29.11%	0.50%	4.38%

10

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	7,794,167	235,384
Vanguard Windsor Fund Investor Shares	12,086,837	177,193
Vanguard Windsor II Fund Investor Shares	6,026,423	176,755
Vanguard U.S. Growth Fund Investor Shares	8,489,922	175,232
Vanguard Morgan Growth Fund Investor Shares	8,913,326	174,345
Vanguard Explorer Fund Investor Shares	1,499,488	117,005
Vanguard Capital Value Fund	5,613,418	59,053
Vanguard Mid-Cap Growth Fund	2,802,172	58,705
Total Investment Companies (Cost $1,040,289)		1,173,672
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
[1] Vanguard Market Liquidity Fund, 0.167% (Cost $1,574)	1,573,830	1,574
Total Investments (100.2%) (Cost $1,041,863)		1,175,246
Other Assets and Liabilities (-0.2%)
Other Assets		362
Liabilities		(2,270)
		(1,908)
Net Assets (100%)
Applicable to 51,679,313 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,173,338
Net Asset Value Per Share		$22.70

11

Diversified Equity Fund

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,105,561
Undistributed Net Investment Income	5,860
Accumulated Net Realized Losses	(71,466)
Unrealized Appreciation (Depreciation)	133,383
Net Assets	1,173,338

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Income Distributions Received	14,153
Net Investment Income—Note B	14,153
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,877
Investment Securities Sold	35,023
Realized Net Gain (Loss)	36,900
Change in Unrealized Appreciation (Depreciation) of Investment Securities	94,343
Net Increase (Decrease) in Net Assets Resulting from Operations	145,396

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,153	13,918
Realized Net Gain (Loss)	36,900	(11,815)
Change in Unrealized Appreciation (Depreciation)	94,343	92,233
Net Increase (Decrease) in Net Assets Resulting from Operations	145,396	94,336
Distributions
Net Investment Income	(13,944)	(13,421)
Realized Capital Gain	—	—
Total Distributions	(13,944)	(13,421)
Capital Share Transactions
Issued	97,089	153,850
Issued in Lieu of Cash Distributions	13,531	13,110
Redeemed	(251,357)	(315,715)
Net Increase (Decrease) from Capital Share Transactions	(140,737)	(148,755)
Total Increase (Decrease)	(9,285)	(67,840)
Net Assets
Beginning of Period	1,182,623	1,250,463
End of Period[1]	1,173,338	1,182,623
1 Net Assets—End of Period includes undistributed net investment income of $5,860,000 and $5,651,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Diversified Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$20.34	$19.13	$16.43	$15.30	$26.15
Investment Operations
Net Investment Income	.262	.228	.206	.268	.284
Capital Gain Distributions Received	.034	—	—	—	1.333
Net Realized and Unrealized Gain (Loss)
on Investments	2.310	1.192	2.686	1.856	(11.741)
Total from Investment Operations	2.606	1.420	2.892	2.124	(10.124)
Distributions
Dividends from Net Investment Income	(.246)	(.210)	(.192)	(.286)	(.230)
Distributions from Realized Capital Gains	—	—	—	(.708)	(.496)
Total Distributions	(.246)	(.210)	(.192)	(.994)	(.726)
Net Asset Value, End of Period	$22.70	$20.34	$19.13	$16.43	$15.30

Total Return[1]	12.97%	7.42%	17.68%	15.48%	-39.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,173	$1,183	$1,250	$1,211	$849
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.40%	0.41%	0.40%	0.43%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.18%	1.09%	1.13%	1.71%	1.27%
Portfolio Turnover Rate	3%	3%	3%	5%	2%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2012, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

16

Diversified Equity Fund

For tax purposes, at October 31, 2012, the fund had $5,730,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $36,900,000 to offset taxable capital gains realized during the year ended October 31, 2012. At October 31, 2012, the fund had available capital losses totaling $71,336,000 to offset future net capital gains of $59,188,000 through October 31, 2018, and $12,148,000 through October 31, 2019.

At October 31, 2012, the cost of investment securities for tax purposes was $1,041,863,000. Net unrealized appreciation of investment securities for tax purposes was $133,383,000, consisting of unrealized gains of $133,515,000 on securities that had risen in value since their purchase and $132,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2012, the fund purchased $35,920,000 of investment securities and sold $174,479,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	4,447	7,411
Issued in Lieu of Cash Distributions	676	642
Redeemed	(11,588)	(15,265)
Net Increase (Decrease) in Shares Outstanding	(6,465)	(7,212)

G. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

17

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $13,944,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 98.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2012

			Since
	One	Five	Inception
	Year	Years	(6/10/2005)
Returns Before Taxes	12.97%	-0.12%	4.07%
Returns After Taxes on Distributions	12.77	-0.57	3.67
Returns After Taxes on Distributions and Sale of Fund Shares	8.66	-0.25	3.39

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return	$1,000.00	$997.36	$2.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

22

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122012

Annual Report | October 31, 2012

Vanguard Emerging Markets Select

Stock Fund

> For the 12 months ended October 31, 2012, Vanguard Emerging Markets Select

Stock Fund returned 6.04%, outpacing its benchmark and the average return of its peers.

> Despite a weakening in global growth, returns for eight of ten industry sectors were positive for the fund, with large contributions from Asian technology and consumer discretionary stocks.

> Materials and energy, which were more affected by the economic cycle,

generated negative returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard Emerging Markets Select Stock Fund	6.04%
MSCI Emerging Markets Index	2.63
Emerging Markets Funds Average	3.52
Emerging Markets Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Select Stock
Fund	$17.69	$18.73	$0.026	$0.000

1

Chairman’s Letter

Dear Shareholder,

International stock markets were choppy but finished modestly higher overall for the 12 months ended October 31, 2012. A good part of the gains came at the beginning of 2012 amid cautious optimism about the global economic outlook. But concerns resurfaced about the pace of growth, especially in emerging market economies, which have been a key driver in recent years. Developments in the European debt crisis added to investor worries.

By the end of the period, investor sentiment had swung again as a number of central banks moved to ease monetary policy and stimulate growth. Vanguard Emerging Markets Select Stock Fund returned 6.04% for the fiscal year, besting the 2.63% return of its benchmark MSCI Emerging Markets Index and the 3.52% average return of its peers.

If you own fund shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year later in this report.

International stocks lagged their U.S. counterparts

U.S. stocks returned about 14% for the 12 months ended October 31, putting domestic equities well ahead of their international counterparts. Stocks in Europe and Asia posted modestly positive results.

2

The advances came amid moves by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead

The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning about 9%.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

3

results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Skillful stock analysis tapped pockets of outperformance

The fund’s four advisors invest in hundreds of stocks across dozens of emerging market countries spanning Europe, Asia, the Pacific region, and Latin America. Overall, their choices during the period enhanced returns by exposing the fund to some of the best performers and avoiding some of the poorest.

The fund’s biggest success came from technology stocks, which returned about 16%. Among the standouts were South Korean and Taiwanese manufacturers of components for computer tablets, smartphones, and other electronic goods in strong demand.

Consumer discretionary stocks also shone while reflecting the breadth of the fund’s research. Returns for the sector topped 15%, largely from holdings in Hong Kong and South Korean casinos, South African and French distributors, and Turkish and Malaysian automakers.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.89%	1.61%

The fund expense ratio shown is from the prospectus dated February 24, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the fund’s expense ratio was 0.92%. The pee/r-group expense ratio is derived from data provided by
Lipper Inc. and captures information through year-end 2011.

Peer group: Emerging Markets Funds.

4

Financials accounted for about one-quarter of the assets of both the benchmark and the fund. In Thailand, after last year’s devastating floods, banking stocks benefited from an upturn in lending as the economy rebounded and from the central bank’s accommodative monetary stance. This helped the fund’s Thai holdings return almost 33%. Subpar selections among Brazilian and Indian financial stocks, however, put this sector’s return at around 4% for the fund, slightly below that of its benchmark.

The prospect of slowing growth contributed to negative returns in energy and materials for both the fund and its benchmark. The fund did better in both sectors, though, by avoiding some of the poorest-performing stocks in the mining, oil and gas, and coal segments of resource-rich countries including Brazil, Russia, and South Africa.

Benefits of broad diversification hold true across the globe

As I noted earlier and as you’ve seen in the headlines, Europe faces profound financial challenges. We’ve received questions during the year from clients concerned about both the outlook for the region and the wisdom of investing in Europe at all. Why not focus on countries with the fastest-growing economies?

That strategy has intuitive appeal, but our research suggests that a better approach is to hold a broadly diversified portfolio of international stocks, including European equities, which account for about one-quarter of global market capitalization. We’ve found that concentrated international investments can lead to higher volatility, often without producing higher returns.

Another insight from Vanguard experts: Surprising as it may seem, there has been little connection historically between a country’s economic growth rate and its stock returns. For example, the returns for U.S. and British stocks were nearly identical from 1900 to 2009, even as U.S. economic growth eclipsed that of Great Britain. (See Investing in Emerging Markets: Evaluating the Allure of Rapid Economic Growth, available at vanguard.com/research.)

Of course, no one can say for sure what future returns will be for a particular country’s stocks. That’s one of the reasons we consistently embrace broad diversification, a time-tested way to help manage the risks of investing both at home and abroad.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2012

5

Advisors’ Report

For the fiscal year ended October 31, 2012, Vanguard Emerging Markets Select Stock Fund returned 6.04%, compared with the 3.52% average return of its peers and the 2.63% return of its benchmark, the MSCI Emerging Markets Index.

Your fund is managed by four independent investment advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Oaktree Capital Management, L.P.	23	26	Seeks to capture misevaluation of securities caused by
			investor behavior. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management and
			maintaining in-house models focused on deriving
			reliable cash-flow projections.
M&G Investment Management	23	25	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Pzena Investment Management,	23	25	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on five-year
			price-to-normalized earnings. The firm believes that this
			value philosophy works well in emerging markets
			because most investors ignore the cost side of the
			equation and only focus on growth.
Wellington Management	23	25	Allocates the assets in its portion of the fund to a team
Company, LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
Cash Investments	8	9	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

of the investment environment that existed during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 21, 2012.

Oaktree Capital Management, L.P.

Portfolio Managers:
Frank J. Carroll III,
Managing Director and Co-Head of
Emerging Markets Equities

Timothy D. Jensen,
Managing Director and Co-Head of
Emerging Markets Equities

Emerging market equities rose modestly during the 12 months ended October 31, 2012. Markets were fairly volatile, swinging on changing perceptions of global growth prospects, financial risks from Europe, and concerns about the outlook for some of the largest emerging economies, particularly China. Chinese growth is the largest influence on global commodity demand, so its slowdown would lessen demand for exports from big commodity-exporting nations, including Brazil and Russia. Over the fiscal year, emerging market equities underperformed both developed market equities and emerging market fixed-income securities.

Stock selection at the country and sector levels largely drove performance. Holdings in Russia, China, Hong Kong, Mexico, South Korea, and Brazil all contributed, more than offsetting modest drags from selections in Malaysia, Turkey, and South

Africa. The consumer discretionary, industrials, financials, materials, and energy sectors all helped.

Our investment process is driven by bottom-up selection decisions rather than by an effort to pick winners at the country level. Attribution analysis shows that stock selection was much more important than top-down allocation decisions in explaining our relative performance.

The markets seem attractively priced. The portfolio now trades at an average price/ earnings ratio of about 11.5 times forecast forward earnings and a dividend yield of about 2.5%. We are overweighted in China and Hong Kong, where we think growth concerns have pushed valuations lower than warranted, as well as in Russia and Mexico. The portfolio is underweighted in South Korea, Taiwan, and South Africa, where we have not found as many attractive stocks.

M&G Investment Management
Limited

Portfolio Manager:
Matthew Vaight, UKSIP

Against a backdrop of turbulent stock markets, the fund outperformed the MSCI Emerging Markets Index for the fiscal year. Investors were unsettled by the deteriorating economic picture, particularly in China, and the ongoing Eurozone debt crisis. Markets rallied toward the end of the period, however, after policymakers took steps to stimulate growth and support the euro.

7

The fund’s performance was boosted by positive stock selection, most notably in the consumer discretionary and information technology sectors. Imperial Holdings, a South African logistics and automobile rental group, and CFAO, a French firm that distributes vehicles and pharmaceuticals across Africa, were among the standouts. Investors recognized that both firms were well-placed to harness the potential of fast-growing African economies. Positions in Taiwan Semiconductor and AZ Electronic Materials, a U.K. company that supplies chemicals used in producing semiconductors and flat-screen panels, also added value. We believe these firms are well-run, innovative, and leaders in their fields.

On the negative side, Brazil’s Banco do Brasil and two Indian financials, Bank of India and Punjab National Bank, detracted amid investors’ concerns that loan quality would deteriorate because of those countries’ slowing economies.

Stock turnover was modest as we kept our focus on long-term investments. During the 12 months, investors tended to react to macroeconomic news and overlook individual companies’ potential. This provided opportunities to invest in stocks that we felt were attractively valued. We added three banks to the portfolio: Mexico’s Grupo Financiero Banorte, India’s Axis Bank, and Turkey’s Garanti Bankasi A.S. We believe these businesses are well-managed, with better returns than those of their peers and attractive growth prospects.

We sold our holdings in South Korea’s LG Electronics, a consumer electronics firm, and Thailand’s PTTEP, a state-owned oil and gas producer, as we lost confidence in their management teams’ capital discipline.

Pzena Investment Management, LLC

Portfolio Managers:
Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and
Co-Chief Investment Officer

Developing markets fared less well than developed ones for the 12 months ended October 31, 2012, largely because of investors’ risk aversion and fears that the China-led growth in emerging markets might be ending. The MSCI Emerging Markets Index gained 2.63% in net U.S. dollars compared with 9.45% for the MSCI World Free Index. Global equities broadly rose, then dipped on renewed macroeconomic fears, then ultimately recovered through the summer.

Our stock selection did well in both absolute and relative terms. Utilities were particularly strong, with solid performances from two Chinese independent power producers—most notably Huadian Power. We invested in the Chinese holdings to take advantage of their sizable valuation penalty as they struggled with high coal feedstock costs and tariffs that prevented pass-through pricing to consumers. In materials, our investments in Mexican steel

8

company Industrias CH and global methanol leader Methanex appreciated strongly.

Although emerging markets have slowed, they remain well short of a recession. Today’s opportunities reflect a broad array of distinctive situations that do not entirely depend on the economic cycle. Our positioning is quite broad and not overly concentrated in cyclical businesses. Thus, we expect that a severe downturn in emerging markets would not cause exaggerated underperformance in our portfolio, whose current beta is about 1.0.

Our positioning generally can be grouped into four major themes, listed with examples:

• Investment in businesses suffering from temporary cost pressure: Huadian Power, China Power, and Hon Hai.

• Investment in companies focusing on consumers in developed markets: Stella International and LG Electronics.

• Investment in maturing growth businesses whose valuations have suffered despite solid earnings: Cyfrowy Polsat and Genting Malaysia.

• Avoidance of companies with earnings still above normal expectations, overly optimistic management behavior, and bleak supply-demand outlooks: companies in Chinese construction equipment, Chinese cement, and Brazilian paper.

We continue to believe emerging markets are in a different phase of the value cycle than developed markets and have not experienced the same earnings deterioration. Far fewer companies are seeing earnings slip below prior levels. That has made finding opportunities among stocks oriented toward domestic consumption challenging as investors have been paying more for exposure to it, but not impossible. The portfolio’s valuation remains compelling, with an average price/ earnings ratio of 7.3 compared with the median of 11.1 for emerging market stocks.

Wellington Management Company, llp

Portfolio Manager:
Cheryl M. Duckworth, CFA,
Senior Vice President and
Associate Director,
Global Industry Research

Our portion of the fund focuses on bottom-up stock selection as the primary driver of performance while minimizing active industry bets. Emerging market equities gained modestly in U.S. dollar terms as investors generally shrugged off lingering uncertainty over Eurozone sovereign debt in the face of improving economic data. Seven of ten sectors in the

9

MSCI Emerging Markets Index rose during the period, with health care (+19.7%), consumer staples (+17.8%), and information technology (+14.2%) doing best.

Our stock selection was strong in utilities, with holdings such as Guangdong Investment outperforming. Selection was also positive in materials, including contributions from CGA Mining and Greatview Aseptic Packaging. Also helping were Bank of Ayudhya, Thailand’s fifth-largest bank, which we trimmed on valuation grounds, and UMW Holdings, a Malaysian automotive equipment and manufacturing company that reported solid growth in first-quarter earnings.

Our selections in telecommunication services, consumer staples, and information technology detracted most, led by YPF and Spreadtrum Communications. Shares of YPF, an Argentine integrated oil and gas company, declined when Argentina’s government nationalized the firm. Spreadtrum Communications, China’s leading supplier of handset baseband chips for mobile phones, lagged amid questions about product competitiveness and pricing. We eliminated our holdings in both companies.

10

Emerging Markets Select Stock Fund

Fund Profile
As of October 31, 2012

Portfolio Characteristics
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Number of Stocks	248	811	1,832
Median Market Cap $10.0B		$17.8B	$28.0B
Price/Earnings Ratio	12.4x	12.5x	14.4x
Price/Book Ratio	1.5x	1.6x	1.4x
Return on Equity	18.4%	19.4%	16.9%
Earnings Growth Rate	10.8%	14.4%	4.9%
Dividend Yield	2.5%	2.8%	3.4%
Turnover Rate	93%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.89%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Consumer Discretionary	9.3%	7.9%	9.1%
Consumer Staples	6.1	8.7	10.4
Energy	13.6	13.4	10.9
Financials	25.4	25.4	25.1
Health Care	1.0	1.3	7.4
Industrials	6.7	6.5	10.5
Information Technology	15.2	13.3	6.2
Materials	11.4	11.9	11.1
Telecommunication
Services	7.4	8.0	5.6
Utilities	3.9	3.6	3.7

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co.
Ltd.	Semiconductors	3.7%
Petroleo Brasileiro SA	Integrated Oil & Gas	2.8
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	2.5
Hana Financial Group
Inc.	Diversified Banks	1.6
China Shenhua Energy	Coal & Consumable
Co. Ltd.	Fuels	1.2
China Construction Bank
Corp.	Diversified Banks	1.2
America Movil SAB de	Wireless
CV	Telecommunication
	Services	1.2
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.2
CNOOC Ltd.	Oil & Gas Exploration
	& Production	1.2
Sasol Ltd.	Integrated Oil & Gas	1.1
Top Ten		17.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 24, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the fund’s expense ratio was 0.92%.

11

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Europe	1.8%	0.0%	44.7%
Pacific
Hong Kong	2.9%	0.0%	2.1%
Other	1.1	0.0	20.9
Subtotal	4.0%	0.0%	23.0%
Emerging Markets
China	19.1%	18.4%	4.4%
South Korea	14.1	15.2	3.6
Brazil	12.1	12.5	3.0
Taiwan	8.0	10.5	2.5
India	7.4	6.8	1.6
Russia	5.6	5.9	1.4
South Africa	4.9	7.6	1.8
Mexico	4.3	5.1	1.2
Turkey	3.6	1.9	0.4
Thailand	3.1	2.2	0.5
Malaysia	2.3	3.8	0.9
Philippines	1.2	0.9	0.2
Indonesia	1.1	2.8	0.7
Other	4.2	6.4	1.5
Subtotal	91.0%	100.0	23.7%
North America	1.8%	0.0%	8.2%
Middle East	1.4%	0.0%	0.4%

12

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 27, 2011, Through October 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(6/27/2011)	Investment
	Emerging Markets Select Stock Fund	6.04%	-4.65%	$9,380
••••••••	MSCI Emerging Markets Index	2.63	-5.40	9,281
– – – –	Emerging Markets Funds Average	3.52	-6.06	9,193
	MSCI All Country World Index ex
	USA	3.98	-2.99	9,600
Emerging Markets Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): June 27, 2011, Through October 31, 2012

See Financial Highlights for dividend and capital gains information.

13

Emerging Markets Select Stock Fund

Average Annual Total Returns: Periods Ended September 30, 2012

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Emerging Markets Select Stock
Fund	6/27/2011	20.14%	-4.83%

See Financial Highlights for dividend and capital gains information.

14

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (92.9%)[1]
Argentina (0.2%)
Ternium SA ADR	12,300	252
Australia (0.8%)
* Perseus Mining Ltd.	255,693	686
* CGA Mining Ltd.	63,469	193
		879
Brazil (10.8%)
Petroleo Brasileiro SA
Prior Pfd.	240,004	2,458
Banco do Brasil SA	66,800	713
Usinas Siderurgicas de
Minas Gerais SA Prior Pfd.	138,500	669
Vale SA Prior Pfd.	37,020	663
Petroleo Brasileiro SA ADR	30,008	636
Randon Participacoes SA
Prior Pfd.	106,375	563
EDP - Energias do Brasil SA	83,400	522
Totvs SA	24,300	494
Vale SA Class B ADR	26,543	486
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR	9,018	422
Banco Santander Brasil SA	61,300	421
* Fibria Celulose SA	47,200	401
All America Latina
Logistica SA	86,900	395
Multiplus SA	14,856	345
Itau Unibanco Holding
SA ADR	21,990	321
Cia de Bebidas das
Americas ADR	7,827	319
Telefonica Brasil SA ADR	14,000	308
Cia de Saneamento
Basico do Estado de
Sao Paulo ADR	3,200	269
Cielo SA	10,200	252
Cia Energetica de Minas
Gerais ADR	20,525	246
Souza Cruz SA	16,200	211

Banco Santander Brasil
SA ADR	30,500	207
Braskem SA Prior Pfd.	21,200	140
Cia Paranaense de Energia
Prior Pfd.	7,800	115
Itau Unibanco Holding SA
Prior Pfd.	7,700	113
BR Malls Participacoes SA	8,200	108
Cia Hering	1,400	32
Lojas Americanas SA
Prior Pfd.	2,684	22
Localiza Rent a Car SA	1,200	21
		11,872
Cambodia (0.1%)
NagaCorp Ltd.	114,000	63

Canada (1.8%)
Methanex Corp.	25,975	779
First Quantum Minerals Ltd.	28,700	645
* Continental Gold Ltd.	34,300	326
Sherritt International Corp.	47,600	206
* Sino-Forest Corp.	1,600	—
		1,956
Chile (0.3%)
Sociedad Quimica y Minera
de Chile SA ADR	4,313	249
SACI Falabella	11,654	120
		369
China (16.8%)
China Shenhua Energy Co.
Ltd.	324,500	1,375
China Construction
Bank Corp.	1,764,850	1,323
China Mobile Ltd.	115,500	1,281
CNOOC Ltd.	616,000	1,268
Industrial & Commercial
Bank of China Ltd.	1,482,380	976
Yingde Gases	839,000	794

15

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	China Pacific Insurance
	Group Co. Ltd.	237,400	740
	Lenovo Group Ltd.	821,600	658
	China Unicom Hong
	Kong Ltd.	361,000	582
	Mindray Medical
	International Ltd. ADR	16,800	571
	China Power International
	Development Ltd.	2,063,600	561
	Kingboard Laminates
	Holdings Ltd.	1,214,125	516
*	Huadian Power
	International Co.	1,893,700	479
	Shanghai Electric Group
	Co. Ltd.	1,148,000	464
*	Melco Crown
	Entertainment Ltd. ADR	28,277	410
	China Oilfield Services Ltd.	208,000	392
	Tsingtao Brewery Co. Ltd.	72,000	388
	China Resources Power
	Holdings Co. Ltd.	170,000	364
	Tencent Holdings Ltd.	10,100	355
	Hopefluent Group
	Holdings Ltd.	1,166,031	334
	China BlueChemical Ltd.	526,000	332
	Huabao International
	Holdings Ltd.	650,000	324
*	Haier Electronics Group
	Co. Ltd.	253,000	322
	Guangdong Investment Ltd.	362,000	296
	ENN Energy Holdings Ltd.	68,500	284
	Shui On Land Ltd.	657,000	277
	China Dongxiang
	Group Co.	2,220,000	277
*	China Taiping Insurance
	Holdings Co. Ltd.	152,800	261
	PetroChina Co. Ltd.	188,000	255
	Bank of Communications
	Co. Ltd.	351,000	250
	Ping An Insurance Group
	Co. of China Ltd.	30,000	236
	Zhongsheng Group
	Holdings Ltd.	175,000	225
	AMVIG Holdings Ltd.	726,000	215
	Vinda International
	Holdings Ltd.	149,000	207
	Evergrande Real Estate
	Group Ltd.	439,000	190
	Greatview Aseptic
	Packaging Co. Ltd.	311,000	163
	China Overseas Grand
	Oceans Group Ltd.	147,000	153
	ZTE Corp.	73,800	103
	Shandong Weigao Group
	Medical Polymer Co. Ltd.	53,500	72

Dongfeng Motor Group
Co. Ltd.	58,000	72
Daphne International
Holdings Ltd.	50,600	61
Intime Department Store
Group Co. Ltd.	47,000	55
China Medical System
Holdings Ltd.	88,000	51
Agile Property Holdings Ltd.	22,000	25
* Chaoda Modern Agriculture
Holdings Ltd.	404,000	9
		18,546
Colombia (0.2%)
Bancolombia SA ADR	3,300	211

Czech Republic (0.1%)
Komercni Banka AS	735	150

Egypt (0.3%)
Commercial International
Bank Egypt SAE	45,409	281

Exchange-Traded Fund (3.7%)
2 Vanguard MSCI Emerging
Markets ETF	96,895	4,020

France (0.5%)
CFAO SA	11,519	556

Hong Kong (2.9%)
Pacific Basin Shipping Ltd.	1,436,750	767
Texwinca Holdings Ltd.	561,000	445
Sands China Ltd.	111,300	416
Wharf Holdings Ltd.	54,000	368
Stella International
Holdings Ltd.	124,500	327
* Galaxy Entertainment
Group Ltd.	93,000	318
L’Occitane International SA	90,250	281
ASM Pacific Technology
Ltd.	17,100	190
		3,112
Hungary (0.8%)
Magyar Telekom
Telecommunications plc	234,725	436
OTP Bank plc	21,250	405
		841
India (6.6%)
ITC Ltd.	182,634	957
HCL Technologies Ltd.	75,755	854
Reliance Industries Ltd.	47,614	710
Genpact Ltd.	26,900	474
HDFC Bank Ltd. ADR	11,355	425
Yes Bank Ltd.	49,253	376

16

Emerging Markets Select Stock Fund

		Market
		Value
	Shares	($000)
Larsen & Toubro Ltd.	12,396	373
* Idea Cellular Ltd.	211,910	336
Bank of India	62,211	319
Marico Ltd.	76,144	296
Punjab National Bank	19,374	265
DLF Ltd.	67,718	254
Bank of Baroda	17,850	240
Axis Bank Ltd.	10,314	225
Dr Reddy’s Laboratories
Ltd. ADR	5,140	167
* Cairn India Ltd.	26,695	167
ING Vysya Bank Ltd.	18,293	157
Central Bank Of India	110,800	143
Corp Bank	18,725	139
Indian Bank	42,600	133
Nava Bharat Ventures Ltd.	29,452	98
Syndicate Bank	30,936	67
Allahabad Bank	23,102	58
Ceylon Tobacco Co. plc	8,989	49
Gujarat NRE Coke Ltd.	108,303	36
		7,318
Indonesia (0.9%)
Indofood CBP Sukses
Makmur Tbk PT	483,000	358
Bank Rakyat Indonesia
Persero Tbk PT	445,000	341
Telekomunikasi Indonesia
Persero Tbk PT ADR	2,500	102
Astra International Tbk PT	96,500	81
Nippon Indosari Corpindo
Tbk PT	116,050	72
		954
Kenya (0.1%)
Safaricom Ltd.	1,562,600	81

Kuwait (0.2%)
Agility Public Warehousing
Co. KSC	150,000	264

Malaysia (2.0%)
Genting Malaysia Bhd.	492,900	580
Axiata Group Bhd.	180,400	386
CIMB Group Holdings Bhd.	151,200	378
British American Tobacco
Malaysia Bhd.	16,100	334
UMW Holdings Bhd.	76,000	248
AMMB Holdings Bhd.	104,900	219
* Guinness Anchor Bhd.	530	3
		2,148
Mexico (3.8%)
America Movil SAB de
CV ADR	34,701	878
Grupo Comercial Chedraui
SA de CV	210,800	568
Grupo Financiero Banorte
SAB de CV	93,100	517

America Movil SAB de CV	346,600	440
Wal-Mart de Mexico
SAB de CV	135,500	400
*	Grupo Financiero Santander
Mexico SAB de CV ADR	28,400	388
Grupo Mexico SAB de
CV Class B	100,700	323
* Cemex SAB de CV ADR	29,300	265
Grupo Televisa SAB ADR	11,300	255
Fomento Economico
Mexicano SAB de CV	17,518	158
		4,192
Nigeria (0.1%)
Zenith Bank plc	1,357,759	156

Peru (0.5%)
Southern Copper Corp.	7,623	291
Cia de Minas Buenaventura
SA ADR	6,301	225
		516
Philippines (1.1%)
Energy Development
Corp.	4,744,900	768
Metropolitan Bank & Trust	84,840	196
Robinsons Land Corp.	308,500	142
Ayala Land Inc.	121,500	69
Puregold Price Club Inc.	56,100	41
* Bloomberry Resorts Corp.	108,000	37
		1,253
Poland (0.8%)
* Cyfrowy Polsat SA	135,800	616
Bank Pekao SA	5,642	271
		887
Qatar (0.8%)
Industries Qatar QSC	21,331	890

Russia (5.0%)
Rosneft OAO GDR	115,722	860
Lukoil OAO ADR	13,045	792
Gazprom OAO ADR	84,563	777
Sberbank of Russia ADR	42,919	507
Eurasia Drilling Co. Ltd.
GDR	11,929	413
Lukoil OAO ADR	6,669	405
Phosagro OAO GDR	20,657	286
Magnit OJSC GDR	7,940	283
*,[3] Sberbank of Russia
GDR 144	23,157	274
Sberbank of Russia	87,400	257
* Polyus Gold International Ltd.	75,195	251
Mobile Telesystems
OJSC ADR	14,001	240
* Sberbank of Russia GDR	11,900	139
		5,484

17

Emerging Markets Select Stock Fund

		Market
		Value•
	Shares	($000)
Singapore (0.2%)
Olam International Ltd.	168,000	270

South Africa (4.1%)
Sasol Ltd.	29,698	1,265
Imperial Holdings Ltd.	26,519	603
Standard Bank Group Ltd.	42,405	524
MTN Group Ltd.	28,618	517
Discovery Holdings Ltd.	74,368	476
Aveng Ltd.	108,350	388
Naspers Ltd.	4,522	294
African Bank
Investments Ltd.	67,505	228
Old Mutual plc	77,289	214
Massmart Holdings Ltd.	2,715	54
		4,563
South Korea (12.5%)
Samsung Electronics Co. Ltd.	3,356	4,027
Hana Financial Group Inc.	59,020	1,717
SK Telecom Co. Ltd.	6,125	865
Shinhan Financial Group
Co. Ltd.	24,084	827
Industrial Bank of Korea	58,670	645
Hyundai Mipo Dockyard	5,950	634
LG Electronics Inc.	8,350	581
GS Holdings	6,794	427
Hyundai Mobis	1,533	390
Hyundai Motor Co.	1,894	389
LG Chem Ltd.	1,282	360
NHN Corp.	1,545	357
E-Mart Co. Ltd.	1,645	357
Hyundai Heavy Industries
Co. Ltd.	1,579	331
SK Telecom Co. Ltd. ADR	19,900	311
Dongbu Insurance Co. Ltd.	6,120	277
Grand Korea Leisure Co. Ltd.	9,370	264
Kolon Industries Inc.	5,018	255
Doosan Corp.	1,544	178
KB Financial Group Inc.	4,520	154
Shinhan Financial Group Co.
Ltd. ADR	4,280	146
* LG Life Sciences Ltd.	3,280	137
Woongjin Coway Co. Ltd.	1,250	46
Hyundai Department Store
Co. Ltd.	363	45
		13,720
Switzerland (0.3%)
* Dufry AG	2,988	380

Taiwan (7.0%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	551,000	1,679
Hon Hai Precision Industry
Co. Ltd.	375,620	1,139

	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	66,570	1,058
	Delta Electronics Inc.	242,000	825
	Compal Electronics Inc.	813,000	511
	Advanced Semiconductor
	Engineering Inc.	606,330	458
	Advantech Co. Ltd.	74,200	256
	Foxconn Technology Co.
	Ltd.	71,090	247
	Taishin Financial Holding
	Co. Ltd.	683,404	244
	Yuanta Financial Holding
	Co. Ltd.	528,842	239
	United Microelectronics
	Corp. ADR	110,421	208
	Chunghwa Telecom Co. Ltd.	50,000	156
	Wistron Corp.	154,162	148
	WPG Holdings Ltd.	119,000	144
	Quanta Computer Inc.	46,000	105
	Far Eastern New
	Century Corp.	88,410	91
	Oriental Union
	Chemical Corp.	81,000	86
	Airtac International Group	17,000	80
			7,674
Thailand (2.8%)
	Krung Thai Bank PCL
	(Foreign)	1,246,375	733
	Bangkok Bank PCL	104,800	603
	PTT Global Chemical PCL
	NVDR	204,051	404
	Siam Commercial Bank
	PCL (Foreign)	77,200	403
	PTT PCL (Foreign)	36,000	372
	Bangkok Bank PCL
	(Foreign)	46,600	274
	PTT Global Chemical PCL
	(Foreign)	74,100	143
	Bank of Ayudhya PCL
	(Foreign)	83,700	81
	Advanced Info Service PCL
	(Foreign)	11,300	73
	Central Pattana PCL	15,100	35
			3,121
Turkey (3.3%)
	Turkiye Garanti Bankasi AS	199,798	955
	Tupras Turkiye Petrol
	Rafinerileri AS	25,588	626
*	Asya Katilim Bankasi AS	468,139	526
	Turkiye Vakiflar Bankasi Tao	217,100	511
	Ford Otomotiv Sanayi AS	49,075	503
	Akbank TAS	61,775	298
*	Turkcell Iletisim
	Hizmetleri AS	42,250	258
			3,677

18

Emerging Markets Select Stock Fund

		Market
		Value•
	Shares	($000)
United Arab Emirates (0.6%)
DP World Ltd.	57,211	693

United Kingdom (0.9%)
AZ Electronic Materials SA	121,067	694
* Ophir Energy plc	27,324	245
Investec plc	10,602	62
		1,001
Total Common Stocks (Cost $101,351)		102,350
Temporary Cash Investments (5.6%)[1]
Money Market Fund (5.3%)
4 Vanguard Market Liquidity
Fund, 0.167%	5,869,056	5,869

	Face
	Amount
	($000)
U.S. Government and Agency
Obligations (0.3%)
[5,6] Federal Home Loan Bank
Discount Notes, 0.130%,
12/26/12	300	300
Total Temporary Cash Investments
(Cost $6,169)		6,169
Total Investments (98.5%)
(Cost $107,520)		108,519

Market
Value•
($000)
Other Assets and Liabilities (1.5%)
Other Assets	2,650
Liabilities	(1,028)
1,622
Net Assets (100%)
Applicable to 5,880,528 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	110,141
Net Asset Value Per Share	$18.73

At October 31, 2012, net assets consisted of:

Amount
($000)
Paid-in Capital	110,634
Undistributed Net Investment Income	1,283
Accumulated Net Realized Losses	(2,733)
Unrealized Appreciation (Depreciation)
Investment Securities	999
Futures Contracts	(42)
Net Assets	110,141

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of this security represented 0.2% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Emerging Markets Select Stock Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	2,167
Interest[2]	5
Total Income	2,172
Expenses
Investment Advisory Fees—Note B
Basic Fee	434
Performance Adjustment	4
The Vanguard Group—Note C
Management and Administrative	134
Custodian Fees	165
Auditing Fees	34
Shareholders’ Reports	3
Total Expenses	774
Net Investment Income	1,398
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,270)
Futures Contracts	152
Foreign Currencies	(51)
Realized Net Gain (Loss)	(1,169)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,850
Futures Contracts	(45)
Foreign Currencies	(21)
Change in Unrealized Appreciation (Depreciation)	3,784
Net Increase (Decrease) in Net Assets Resulting from Operations	4,013
1 Dividends are net of foreign withholding taxes of $220,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $67,000, $5,000, and
($203,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

		June 14,
	Year Ended	2011[1] to
	Oct. 31,	Oct. 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,398	135
Realized Net Gain (Loss)	(1,169)	(1,764)
Change in Unrealized Appreciation (Depreciation)	3,784	(2,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,013	(4,456)
Distributions
Net Investment Income	(79)	—
Realized Capital Gain	—	—
Total Distributions	(79)	—
Capital Share Transactions
Issued	88,532	56,497
Issued in Lieu of Cash Distributions	73	—
Redeemed[2]	(29,933)	(4,506)
Net Increase (Decrease) from Capital Share Transactions	58,672	51,991
Total Increase (Decrease)	62,606	47,535
Net Assets
Beginning of Period	47,535	—
End of Period[3]	110,141	47,535
1 Commencement of subscription period for the fund.
2 Net of redemption fees for fiscal 2012 and 2011 of $27,000 and $37,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
3 Net Assets—End of Period includes undistributed net investment income of $1,283,000 and accumulated net investment losses of ($37,000).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Financial Highlights

	Year	June 14,
	Ended	2011[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2012	2011
Net Asset Value, Beginning of Period	$17.69	$20.00
Investment Operations
Net Investment Income	.302[2]	.079[2]
Net Realized and Unrealized Gain (Loss) on Investments[3] .	.764	(2.389)
Total from Investment Operations	1.066	(2.310)
Distributions
Dividends from Net Investment Income	(.026)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.026)	—
Net Asset Value, End of Period	$18.73	$17.69

Total Return[4]	6.04%	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$110	$48
Ratio of Total Expenses to Average Net Assets	0.92%[5]	0.89%[5,6]
Ratio of Net Investment Income to Average Net Assets	1.66%	1.09%[6]
Portfolio Turnover Rate	93%	18%
1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments.
Performance measurement began June 27, 2011, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00 and $.01. Effective May 23, 2012, the redemption fee was eliminated.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of 0.01% for fiscal 2012 and 0.00% for fiscal 2011.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

23

Emerging Markets Select Stock Fund

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012 were credited to paid-in capital.

B. M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contracts entered into with M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, llp, the investment advisory fees are subject to quarterly adjustments, beginning May 1, 2012, based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, before an increase of $4,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $17,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

24

Emerging Markets Select Stock Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	23,610	—	—
Common Stocks—Other	4,084	74,656	—
Temporary Cash Investments	5,869	300	—
Futures Contracts—Liabilities[1]	(23)	—	—
Total	33,540	74,956	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	December 2012	95	4,703	(42)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2012, the fund realized net foreign currency losses of $51,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2012, the fund realized gains on the sale of passive foreign investment companies of $35,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2012, had unrealized appreciation of $97,000 of which $20,000 has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at October 31, 2012, the fund had $1,379,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,703,000 that may be carried forward indefinitely to offset future net capital gains.

25

Emerging Markets Select Stock Fund

At October 31, 2012, the cost of investment securities for tax purposes was $107,688,000. Net unrealized appreciation of investment securities for tax purposes was $831,000, consisting of unrealized gains of $8,072,000 on securities that had risen in value since their purchase and $7,241,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2012, the fund purchased $129,594,000 of investment securities and sold $74,234,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended	June 14, 2011[1] to
	October 31, 2012	October 31, 2011
	Shares	Shares
	(000)	(000)
Issued	4,861	2,954
Issued in Lieu of Cash Distributions	4	—
Redeemed	(1,672)	(266)
Net Increase (Decrease) in Shares Outstanding	3,193	2,688
1 Commencement of subscription period for the fund.

I. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Emerging Markets Select Stock Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Select Stock Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Funds, hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations for the year then ended the changes in its net assets and the financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 14, 2012

Special 2012 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $79,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $2,261,000 and foreign taxes paid of
$216,000. Shareholders will receive more detailed information with their Form 1099-DIV in January
2013 to determine the calendar-year amounts to be included on their 2012 tax returns.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Emerging Markets Select Stock Fund
Periods Ended October 31, 2012

		Since
	One	Inception
	Year	(6/27/2011)
Returns Before Taxes	6.04%	-4.65%
Returns After Taxes on Distributions	6.02	-4.66
Returns After Taxes on Distributions and Sale of Fund Shares	3.96	-3.95

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return	$1,000.00	$998.40	$4.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.57	4.69

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.92%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director	John C. Bogle
of SPX Corporation (multi-industry manufacturing);	Chairman and Chief Executive Officer, 1974–1996
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7520 122012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2012: $89,000
Fiscal Year Ended October 31, 2011: $61,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2012: $4,809,780
Fiscal Year Ended October 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2012: $1,812,565
Fiscal Year Ended October 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2012: $490,518
Fiscal Year Ended October 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2012: $16,000
Fiscal Year Ended October 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2012: $506,518
Fiscal Year Ended October 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2012
VANGUARD TRUSTEES’ EQUITY FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.